                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM 8-K/A


                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported) September 28, 1998



                        MATTHEWS STUDIO EQUIPMENT GROUP
                      ----------------------------------
            (Exact name of registrant as specified in its charter)



                                  CALIFORNIA
                 --------------------------------------------
                (State or other jurisdiction of incorporation)



        0-18102                                          95-1447751
 -----------------------------------------------------------------------------
(Commission file number)                (I.R.S. Employer Identification Number)


        3111 NORTH KENWOOD STREET, BURBANK, CA                    91505
        ----------------------------------------------------------------
        (Address of principal executive office)               (Zip Code)


                                 (818)525-5200
              --------------------------------------------------
             (Registrant's telephone number, including area code)



                                      N/A
-----------------------------------------------------------------------------
  (Former name, former address and former fiscal year, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

Effective September 28, 1998, Matthews Studio Equipment Group ("Matthews") sold a subsidiary of Matthews named Matthews Studio Equipment, Inc., to Phillips Associates, LLC ("Acquiror"). Such subsidiary is engaged primarily in the business of manufacturing, sale and distribution of grip equipment used by the entertainment production industry (the "Manufacturing Subsidiary").

The Acquiror is beneficially owned by Mr. Edward Phillips and Mrs. Norma Phillips, through the Edward and Norma Phillips Family Trust. Mr. Phillips is one of the co-founders of Matthews and, prior to this transaction, Mr. Phillips was the president of the Manufacturing Subsidiary as well as one of the directors of Matthews.

The consideration paid by the Acquiror to Matthews for the Manufacturing Subsidiary was reached through arms-length negotiations. The Acquiror exchanged 1,916,450 shares of Matthews common stock and assumed $5 million of debt under Matthews' bank line of credit with The Chase Manhattan Bank, for all of the stock in the Manufacturing Subsidiary. Also, Matthews paid to Mr. Phillips $75,000 in consideration for his cancellation of options to purchase 274,000 shares of Matthews common stock, and Mr. Phillips and Matthews exchanged mutual general releases in respect of his employment agreement with the Manufacturing Subsidiary and Matthews, originally entered into on July 1, 1995.

Effective September 28, 1998, Mr. Phillips resigned from all officer and director positions he previously held with Matthews and its subsidiaries.

A copy of the press release made by Matthews in respect of this disposition of the Manufacturing Subsidiary is attached as an exhibit.

Item 7.  Financial Statements and Exhibits
(b) Pro forma  financial information (unaudited)
    Pro forma condensed consolidated financial data related to the disposition of a subsidiary is located at addendum 1.

(2)(c) Exhibits


                         EXHIBIT INDEX
Exhibit        Document Description
-------        --------------------
99.1* Stock Exchange Agreement dated September 28, 1998, among Matthews Studio Equipment Group, Matthews Studio Equipment, Inc., Phillips Associates, LLC and Edward Phillips, without the schedules and exhibits thereto, other than as listed below:

                         i. Amendment No. 2 to Employment Agreement dated September 28, 1998, among Matthews Studio Equipment Group, Matthews Studio Equipment, Inc. and Edward Phillips.

                         ii. Indemnification Agreement dated September 28, 1998, among Matthews Studio Equipment Group, Matthews Studio Equipment, Inc., Phillips Associates, LLC and Edward Phillips.

99.2* Matthews' press release in respect of the disposition of Matthews Studio Equipment, Inc.

--------------------
*  Previously filed.

                                  SIGNATURES



Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.


                                 MATTHEWS STUDIO EQUIPMENT GROUP
                                          (Registrant)



Date: December 10, 1998          By: /s/ Carlos D. DeMattos
                                 ----------------------------------------
                                         Carlos D. DeMattos
                                 Chairman of the Board, Chief Executive Officer,
                                 President & Chief Financial Officer

Addendum 1
----------

Pro forma  financial data

The following unaudited pro forma condensed consolidated statements of operations for the year ended September 30, 1997, and the nine months ended June 30, 1998, and the unaudited pro forma condensed consolidated balance sheet of June 30, 1998, give effect to the sale by Matthews Studio Equipment Group (the Company) of Matthews Studio Equipment, Inc. (the Manufacturing Subsidiary). The pro forma information is based on the historical financial statements of the Company and gives effect to the disposal of the operations and assets of the Manufacturing Subsidiary. The pro forma information includes the pro forma adjustments described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed consolidated financial statements have been prepared by the management of the Company and the Manufacturing Subsidiary based upon the historical information included herein and other financial information. These pro forma statements do not purport to be indicative of the results of operations or financial position which would have occurred had the disposition been made at the beginning of the periods or as of the date indicated or of the financial position or results of operations which may be obtained in the future.

               MATTHEWS STUDIO EQUIPMENT GROUP AND SUBSIDIARIES
           Pro Forma Condensed Consolidated Statements of Operations
                     For the Year Ended September 30, 1997
                     (in thousands, except per share data)

                                                               Less
                                       Company             Manufacturing                   Pro forma
                                                                               ------------------------------------
                                       Historical           Subsidiary          Adjustments          Adjusted   (4)
                                      -----------          --------------       -------------       ---------------
Revenues from rental operations       $  25,589              $                     $                   $  25,589
Net product sales                        20,769                13,291                  (602) (1)           8,080
                                       --------              --------              --------             --------
                                         46,358                13,291                  (602)              33,669

Costs and expenses:
  Cost of rental operations              14,519                                                           14,519
  Cost of sales                          14,081                 8,561                  (602) (1)           6,122
  Selling, general and administrative    12,629                 4,408                                      8,221
  Interest                                2,675                   (8)                   450  (3)           2,340
                                       --------              --------              --------             --------
                                         43,904                12,961                  (152)              31,095

Income before income taxes                2,454                   330                  (450)               2,574
Provision for income taxes                  748                    99                  (135)                 784
                                       --------              --------              --------             --------
Income from operations                 $  1,706              $    231              $   (315)            $  1,790
                                       ========              ========              ========             ========

Income from operations:
 Basic (2)                                $0.16                                                            $0.21
                                         ======                                                           ======


 Diluted (2)                              $0.15                                                            $0.19
                                         ======                                                           ======

See notes to pro forma condensed consolidated statements of operations

               MATTHEWS STUDIO EQUIPMENT GROUP AND SUBSIDIARIES
           Pro Forma Condensed Consolidated Statements of Operations
                    For the Nine Months Ended June 30, 1998
                     (in thousands, except per share data)

                                                               Less
                                              Company      Manufacturing              Pro forma
                                                                               -----------------------
                                            Historical      Subsidiary         Adjustments    Adjusted (4)
                                            ----------     -------------       -----------    --------
Revenues from rental operations              $23,448        $                   $              $23,448
Net Product Sales                             20,064         10,198              (367) (1)      10,233
                                             -------        -------             -----          -------
                                              43,512         10,198              (367)          33,681

Costs and expenses:

 Cost of rental operations                    13,949                                            13,949
 Cost of sales                                13,678          6,542              (367) (1)       7,503
 Selling, general and administrative          14,484          3,202                             11,282
 Interest                                      4,128             16               450  (3)       3,662
                                             -------        -------             -----          -------
                                              46,239          9,760                83           36,396


Income (loss) before income taxes             (2,727)           438              (450)          (2,715)
Provision (benefit) for income taxes            (946)           153              (158)            (942)
                                             -------        -------             -----          -------

   Net income (loss)                         $(1,781)       $   285             $(293)         $(1,773)
                                             =======        =======             =====          =======

Net income (loss) per common share,
 basic and diluted (2)                       $ (0.16)                                          $ (0.20)
                                             =======                                           =======

See notes to pro forma condensed consolidated statements of operations

               MATTHEWS STUDIO EQUIPMENT GROUP AND SUBSIDIARIES

      NOTES TO PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS


1.  To revise the Manufacturing Subsidiary intercompany sales elimination.


2. For the nine months ended June 30, 1998, the number of shares used to calculate the historical and pro forma adjusted basic and diluted earnings per share were 11,001,000 and 9,085,000, respectively.

    For the twelve months ended September 30, 1997, the number of shares used to calculate the historical basic and diluted earnings per share were 10,456,000 and 11,108,000 respectively. The number of shares used to calculate the pro forma adjusted basic and diluted earnings per share were 8,540,000, and 9,192,000, respectively.

3. To record interest relating to the $5,000,000 debt assumed by the Manufacturing Subsidiary.

4. The accompanying unaudited pro forma condensed consolidated financial statements exclude the $3,963,000 gain from the sale of the Manufacturing Subsidiary.

               MATTHEWS STUDIO EQUIPMENT GROUP AND SUBSIDIARIES
                Pro Forma Condensed Consolidated Balance Sheets
                                 June 30, 1998
                               ($ in thousands)

                                                                    Less
                                                  Company       Manufacturing        Pro forma
                                                                               -----------------------
                                                 Historical       Subsidiary   Adjustments    Adjusted (3)
                                                 ----------     -------------  -----------    --------
ASSETS:
Current Assets:
 Cash and cash equivalents                        $    141       $     1        $              $    140
 Accounts receivable, net                           11,424         2,796                          8,628
 Current portion of net investment in leases           450                                          450
 Inventories                                         9,438         5,966                          3,472
 Prepaid expenses and other current assets           3,692           734                          2,958
                                                  --------       -------        -------        --------
   Total current assets                             25,145         9,497              0          15,648

Property, plant and equipment                       76,820         3,090                         73,730
 Less accumulated depreciation                     (25,962)       (2,152)                       (23,810)
                                                  --------       -------        -------        --------
 Net property, plant and equipment                  50,858           938                         49,920

Investment in leases, less current portion             291                                          291
Other assets                                        27,194            72                         27,122
                                                  --------       -------        -------        --------
   Total assets                                   $103,488       $10,507        $     0        $ 92,981
                                                  ========       =======        =======        ========

LIABILITIES AND SHAREHOLDERS' EQUITY:
Current liabilities:
 Accounts payable                                 $  3,498       $   938        $              $  2,560
 Accrued liabilities                                 3,219           347          1,667 (1)       4,539
 Current portion of long-term debt and capital
  lease obligations                                  2,899            61                          2,838
                                                  --------       -------        -------        --------
   Total current liabilities                         9,616         1,346          1,667           9,937

Long-term debt and capital leases                   79,126           130          5,000 (2)      73,996
Deferred income taxes                                4,382                                        4,382

Shareholders' equity:
 Preferred stock                                                                                      0
 Common stock                                        7,143         6,156         (5,000) (2)      5,987
 Retained earnings                                   3,221         2,875         (1,667) (1)     (1,321)
                                                  --------       -------        -------        --------
   Total shareholders' equity                       10,364         9,031         (6,667)          4,666
                                                  --------       -------        -------        --------

   Total liabilities and shareholders' equit      $103,488       $10,507        $     0        $ 92,981
                                                  ========       =======        =======        ========

See notes to pro forma condensed consolidated balance sheets

               MATTHEWS STUDIO EQUIPMENT GROUP AND SUBSIDIARIES

           NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS



1.  To record the costs related to the disposal of the Manufacturing Subsidiary.

2.  To record the debt assumed by the Manufacturing Subsidiary.

3. The accompanying unaudited pro forma condensed consolidated financial statements exclude the $3,963,000 gain from sale of the Manufacturing Subsidiary.